Exhibit 99.2

Third Quarter 2011

Supplemental Operating and Financial Data

for the Quarter Ended September 30, 2011

Contact:	6110 Executive Boulevard
William T. Camp	Suite 800
Executive Vice President and	Rockville, MD 20852
Chief Financial Officer	(301) 984-9400
E-mail: bcamp@writ.com	(301) 984-9610 fax

Washington Real Estate Investment Trust (“WRIT”) is a self-administered, self-managed, equity real estate investment trust investing in income-producing properties in the greater Washington metro region. WRIT is diversified, as it invests in office, medical office, retail, and multifamily properties and land for development.

In the third quarter of 2011, WRIT acquired three assets totaling 767,000 square feet and $233 million: Olney Village Center, Braddock Metro Center and John Marshall II.

WRIT acquired Olney Village Center, a 199,000 square foot grocery-anchored shopping center in Olney, Maryland for $58.0 million. The property is anchored by Shoppers Food Warehouse and is 98.7% leased to 32 tenants, including national retailers T.J. Maxx, HomeGoods, and SunTrust Bank. The center was built in 1979 and underwent a major renovation in 2003. WRIT assumed a $22.6 million mortgage bearing interest at 6.37% per annum and maturing in 2023 and funded the remaining balance of $35.4 million using available cash and its line of credit. WRIT expects to achieve a first year unleveraged yield of 6.7% on a cash basis.

WRIT acquired Braddock Metro Center, a 345,000 square foot office campus on the Metro in Alexandria, Virginia, for $101 million. The campus consists of four office buildings and a two-level underground parking garage and is located in the northwest quadrant of Old Town Alexandria, immediately adjacent to the Braddock Road Metro Station (Yellow and Blue lines), one stop from Reagan National Airport. The properties were built in 1985 and are 92% leased to 13 office tenants including associations and government contractors. WRIT funded the acquisition with cash proceeds from its recent sale transactions of the industrial portfolio. WRIT expects to achieve a first year unleveraged yield of 6.9% on a cash basis.

WRIT acquired John Marshall II, a nine story, 223,000 square foot office building situated at the Tysons Central 7 Metro Station in Tysons Corner, Virginia, for $73.5 million. The property is 100% leased to Booz Allen Hamilton Inc. through January 2016 and serves as its worldwide headquarters. It was built in 1996 and renovated in 2010 and is located at 8283 Greensboro Drive. The Tysons Central 7 Metro Station is one of four metro stations currently under construction that will serve Tysons Corner upon the Dulles Corridor Metrorail’s anticipated completion in 2013. WRIT assumed a $54.1 million mortgage bearing interest at 5.79% per annum and maturing in 2016. WRIT funded the remaining balance of $19.4 million using proceeds from the recent sales of its industrial assets and its line of credit and expects to achieve a first year unleveraged yield of 6.7% on a cash basis.

In the third quarter as well as subsequent to quarter end, WRIT completed four separate sale transactions involving an aggregate of approximately 2.6 million square feet of its industrial portfolio along with two office assets. The aggregate sales proceeds for the four transactions were $280.3 million. The first sale transaction included 8880 Gorman Road, Alban Business Center, Dulles South IV, Fullerton Business Center, and Hampton Overlook. The second transaction included Northern Virginia Industrial Park I and Pickett Industrial Park. The third transaction included 270 Technology Park, 8900 Telegraph Road, 9950 Business Parkway, Albemarle Point, Fullerton Industrial Center, Hampton South, and Sully Square, as well as the Albemarle Point and Crescent office buildings. The fourth transaction included Northern Virginia Industrial Park II. The buyers are affiliates of a joint venture between AREA Property Partners (AREA) and the Adler Group (Adler).

WRIT’s remaining two industrial properties, 6100 Columbia Park Road and Dulles Business Park, are under one additional sale contract with AREA/Adler which is projected to close on or about November 1, 2011 for approximately $69.7 million. The aggregate sales proceeds for the entire industrial portfolio are $350 million.

WRIT signed commercial leases for 242,000 square feet with an average lease term of 4.7 years. The average rental rate increase on new and renewal leases was 11.7% on a GAAP basis and 2.6% on a cash basis. Commercial tenant improvement costs were $14.90 per square foot and leasing costs were $9.54 per square foot for the quarter.

As of September 30, 2011, WRIT owned a diversified portfolio of 74 properties totaling approximately 10 million square feet of commercial space and 2,540 residential units, and land held for development. These 74 properties consist of 26 office properties, 3 industrial/flex properties, 18 medical office properties, 16 retail centers and 11 multifamily properties. WRIT shares are publicly traded on the New York Stock Exchange (NYSE:WRE).

With investments in the office, medical office, retail and multifamily segments, WRIT is uniquely diversified. This balanced portfolio provides stability during market fluctuations in specific property types.

Net Operating Income Contribution by Sector

*	Excludes discontinued operations:

Held for sale and sold properties: Industrial Portfolio; The Crescent and Albemarle office buildings

Certain statements in our earnings release and on our conference call are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties, and other factors that may cause actual results to differ materially. Such risks, uncertainties and other factors include, but are not limited to, the potential for federal government budget reductions, changes in general and local economic and real estate market conditions, the timing and pricing of lease transactions, the effect of the current credit and financial market conditions, the availability and cost of capital, fluctuations in interest rates, tenants’ financial conditions, levels of competition, the effect of government regulation, the impact of newly adopted accounting principles, and other risks and uncertainties detailed from time to time in our filings with the SEC, including our 2010 Form 10-K and third quarter 2011 Form 10-Q. We assume no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

Schedule	Page

Key Financial Data
Consolidated Statements of Operations	4
Consolidated Balance Sheets	5
Funds From Operations and Funds Available for Distribution	6
Adjusted Earnings Before Interest Taxes Depreciation and Amortization (EBITDA)	7

Capital Analysis
Long-Term Debt Analysis	8-9
Debt Covenant Compliance	10
Capital Analysis	11

Portfolio Analysis
Same-Store Portfolio Net Operating Income (NOI) Growth & Rental Rate Growth	12
Same-Store Portfolio Net Operating Income (NOI) Summary	13
Same-Store Portfolio Net Operating Income (NOI) Detail for the Quarter	14-15
Net Operating Income (NOI) by Region	16
Same-Store Portfolio & Overall Physical Occupancy Levels by Sector	17
Same-Store Portfolio & Overall Economic Occupancy Levels by Sector	18
Tenant Analysis
Commercial Leasing Summary	19-20
10 Largest Tenants - Based on Annualized Base Rent	21
Industry Diversification	22
Lease expirations as of September 30, 2011	23

Growth and Strategy
2011 Acquisition and Disposition Summary	24

Appendix
Schedule of Properties	25-26
Supplemental Definitions	27

	Three Months Ended
	9/30/2011	6/30/2011	3/31/2011	12/31/2010	9/30/2010
OPERATING RESULTS

Real estate rental revenue	$71,931	$71,684	$69,204	$65,364	$65,032
Real estate expenses	(24,070)	(23,801)	(23,253)	(21,033)	(21,912)

	47,861	47,883	45,951	44,331	43,120

Real estate depreciation and amortization	(23,479)	(22,526)	(21,894)	(20,492)	(20,224)

Income from real estate	24,382	25,357	24,057	23,839	22,896

Other income	270	310	306	318	289
Acquisition costs	(1,600)	(322)	(1,649)	(709)	—
Gain from non-disposal activities	—	—	—	3	4
Gain (loss) on extinguishment of debt	—	—	—	(8,896)	(238)
Interest expense	(16,508)	(16,865)	(16,893)	(17,567)	(16,717)
General and administrative	(3,837)	(4,049)	(3,702)	(3,951)	(3,141)

Income (loss) from continuing operations	2,707	4,431	2,119	(6,963)	3,093
Discontinued operations:
Income (loss) from operations of properties sold or held for sale	3,655	3,298	2,569	3,921	3,565
Income tax benefit (expense)	35	(1,173)	—	—	—
Gain on sale of real estate	56,639	—	—	13,657	—

Income from discontinued operations	60,329	2,125	2,569	17,578	3,565

Net income	63,036	6,556	4,688	10,615	6,658
Less: Net income from noncontrolling interests	(28)	(34)	(23)	(24)	(33)

Net income attributable to the controlling interests	$63,008	$6,522	$4,665	$10,591	$6,625

Per Share Data
Net income attributable to the controlling interests	$0.95	$0.10	$0.07	$0.16	$0.10

Fully diluted weighted average shares outstanding	66,064	65,989	65,907	64,536	63,055

Percentage of Revenues:
Real estate expenses	33.5%	33.2%	33.6%	32.2%	33.7%
General and administrative	5.3%	5.6%	5.3%	6.0%	4.8%

Ratios:
Adjusted EBITDA / Interest expense	2.9x	3.0x	2.8x	2.7x	2.8x
Income from continuing operations attributable to the controlling interest/Total real estate revenue	3.8%	6.2%	3.1%	(10.7)%	4.8%
Net income attributable to the controlling interest/Total real estate revenue	87.6%	9.1%	6.7%	16.2%	10.2%

Note: Certain prior quarter amounts have been reclassified to conform to the current quarter presentation.

	9/30/2011	6/30/2011	3/31/2011	12/31/2010	9/30/2010
Assets
Land	$472,812	$424,647	$424,647	$381,338	$352,522
Income producing property	1,924,526	1,754,493	1,744,993	1,670,598	1,608,413

	2,397,338	2,179,140	2,169,640	2,051,936	1,960,935
Accumulated depreciation and amortization	(516,319)	(497,738)	(479,090)	(460,678)	(443,077)

Net income producing property	1,881,019	1,681,402	1,690,550	1,591,258	1,517,858
Development in progress, including land held for development	39,735	39,413	26,263	26,240	26,103

Total real estate held for investment, net	1,920,754	1,720,815	1,716,813	1,617,498	1,543,961

Investment in real estate held for sale, net	69,990	240,437	284,052	286,842	322,227
Cash and cash equivalents	40,751	42,886	12,480	78,767	262,413
Restricted cash	23,267	22,311	23,083	20,486	18,767
Rents and other receivables, net of allowance for doubtful accounts	52,396	48,472	46,864	44,280	43,814
Prepaid expenses and other assets	125,689	99,356	104,093	92,040	88,020
Other assets related to properties sold or held for sale	3,505	12,899	28,827	27,968	31,777

Total assets	$2,236,352	$2,187,176	$2,216,212	$2,167,881	$2,310,979

Liabilities and Equity
Notes payable	$657,378	$659,934	$753,692	$753,587	$930,201
Mortgage notes payable	428,909	360,493	361,189	361,860	362,632
Lines of credit/short-term note payable	193,000	245,000	160,000	100,000	100,000
Accounts payable and other liabilities	55,879	54,101	57,040	49,138	51,280
Advance rents	13,393	12,372	11,549	11,099	9,478
Tenant security deposits	8,751	8,027	8,024	7,390	7,376

Other liabilities related to properties sold or held for sale	19,229	24,528	24,902	23,949	25,152

Total Liabilities	1,376,539	1,364,455	1,376,396	1,307,023	1,486,119

Equity
Shares of beneficial interest, $0.01 par value; 100,000 shares authorized	661	661	660	659	642
Additional paid-in capital	1,136,240	1,133,823	1,130,297	1,127,825	1,074,308
Distributions in excess of net income	(281,930)	(316,134)	(293,860)	(269,935)	(251,964)
Accumulated other comprehensive income (loss)	(160)	(636)	(1,057)	(1,469)	(1,906)

Total shareholders’ equity	854,811	817,714	836,040	857,080	821,080
Noncontrolling interests in subsidiaries	5,002	5,007	3,776	3,778	3,780

Total equity	859,813	822,721	839,816	860,858	824,860

Total liabilities and equity	$2,236,352	$2,187,176	$2,216,212	$2,167,881	$2,310,979

Total Debt / Total Market Capitalization	0.41:1	0.37:1	0.39:1	0.38:1	0.41:1

Note: Certain prior quarter amounts have been reclassified to conform to the current quarter presentation.

	Three Months Ended
	9/30/2011	6/30/2011	3/31/2011	12/31/2010	9/30/2010
Funds from operations(1)
Net income (loss) attributable to the controlling interests	$63,008	$6,522	$4,665	$10,591	$6,625
Real estate depreciation and amortization	23,479	22,526	21,894	20,492	20,224
Gain from non-disposal activities	—	—	—	(3)	(4)
Discontinued operations:
Gain on sale of real estate	(56,639)	—	—	(13,657)	—
Income tax expense (benefit)	(35)	1,173	—	—	—
Real estate depreciation and amortization	943	2,933	3,355	3,699	4,054

Funds from operations (FFO)	$30,756	$33,154	$29,914	$21,122	$30,899

Loss (gain) on extinguishment of debt	—	—	—	8,896	238
Real estate impairment	—	—	599	—	—
Acquisition costs	1,600	322	1,649	709	(12)

Core FFO (1)	$32,356	$33,476	$32,162	$30,727	$31,125

Allocation to participating securities(2)	(385)	(38)	(46)	(47)	(21)

FFO per share - basic	$0.46	$0.50	$0.45	$0.33	$0.49
FFO per share - fully diluted	$0.46	$0.50	$0.45	$0.33	$0.49

Core FFO per share - fully diluted	$0.48	$0.51	$0.49	$0.48	$0.49

Funds available for distribution(1)
FFO	$30,756	$33,154	$29,914	$21,122	$30,899
Non-cash (gain)/loss on extinguishment of debt	—	—	—	2,922	238
Tenant improvements	(2,469)	(1,950)	(2,370)	(6,373)	(2,863)
Leasing commissions and incentives	(3,859)	(1,116)	(2,232)	(2,089)	(3,387)
Recurring capital improvements	(2,148)	(3,072)	(691)	(1,698)	(1,377)
Straight-line rent, net	(715)	(586)	(657)	(951)	(1,099)
Non-cash fair value interest expense	145	191	179	345	760
Non-real estate depreciation and amortization	1,126	888	874	889	1,094
Amortization of lease intangibles, net	(329)	(413)	(278)	(437)	(413)
Amortization and expensing of restricted share and unit compensation	1,376	1,488	1,257	1,553	1,311
Real estate impairment	—	—	599	—	—

Funds available for distribution (FAD)	$23,883	$28,584	$26,595	$15,283	$25,163

Cash loss (gain) on extinguishment of debt	—	—	—	5,974	—
Acquisition costs	1,600	322	1,649	709	(12)

Core FAD (1)	$25,483	$28,906	$28,244	$21,966	$25,151

Allocation to participating securities(2)	(385)	(38)	(46)	(47)	(21)

FAD per share - basic	$0.36	$0.43	$0.40	$0.24	$0.40
FAD per share - fully diluted	$0.36	$0.43	$0.40	$0.24	$0.40

Core FAD per share - fully diluted	$0.38	$0.44	$0.43	$0.34	$0.40

Common dividend per share	$0.4338	$0.4338	$0.4338	$0.4338	$0.4325

Average shares - basic	66,017	65,954	65,885	64,536	62,894
Average shares - fully diluted	66,064	65,989	65,907	64,536	63,055

(1)	See “Supplemental Definitions” on page 27 of this supplemental for the definitions of FFO, Core FFO, FAD and Core FAD.
(2)	Adjustment to the numerators for FFO, Core FFO, FAD and Core FAD per share calculations when applying the two-class method for calculating EPS.

	Three Months Ended
	9/30/2011	6/30/2011	3/31/2011	12/31/2010	9/30/2010
Adjusted EBITDA(1)

Net income attributable to the controlling interests	$63,008	$6,522	$4,665	$10,591	$6,625
Add:
Interest expense, including discontinued operations	16,739	17,097	17,126	17,801	17,100
Real estate depreciation and amortization, including discontinued operations	24,422	25,459	25,249	24,191	24,278
Income tax expense (benefit)	(27)	1,173	—	—	—
Real estate impairment	—	—	599	—	—
Non-real estate depreciation	243	248	268	279	277
Less:
Gain on sale of real estate	(56,639)	—	—	(13,657)	—
Loss (gain) on extinguishment of debt	—	—	—	8,896	238
Gain from non-disposal activities	—	—	—	(3)	(4)

Adjusted EBITDA	$47,746	$50,499	$47,907	$48,098	$48,514

(1)	Adjusted EBITDA is earnings before interest expense, taxes, depreciation, amortization, gain on sale of real estate, gain/loss on extinguishment of debt and gain from non-disposal activities. We consider Adjusted EBITDA to be an appropriate supplemental performance measure because it permits investors to view income from operations without the effect of depreciation, the cost of debt or non-operating gains and losses. Adjusted EBITDA is a non-GAAP measure.

	9/30/2011	6/30/2011	3/31/2011	12/31/2010	9/30/2010
Balances Outstanding

Secured
Conventional fixed rate(1)	$446,715	$378,469	$379,333	$380,171	$381,109

Secured total	446,715	378,469	379,333	380,171	381,109

Unsecured
Fixed rate bonds and notes	657,378	659,934	753,692	753,587	930,201
Credit facility	193,000	245,000	160,000	100,000	100,000

Unsecured total	850,378	904,934	913,692	853,587	1,030,201

Total	$1,297,093	$1,283,403	$1,293,025	$1,233,758	$1,411,310

Average Interest Rates

Secured
Conventional fixed rate	5.9%	5.9%	5.9%	5.9%	5.9%

Secured total	5.9%	5.9%	5.9%	5.9%	5.9%

Unsecured
Fixed rate bonds	5.4%	5.4%	5.4%	5.4%	5.5%
Credit facilities(2)	2.1%	1.4%	1.8%	2.5%	2.5%

Unsecured total	4.6%	4.3%	4.8%	5.1%	5.2%

Average	5.1%	4.8%	5.1%	5.4%	5.4%

Note: The current balances outstanding of the secured and unsecured fixed rate bonds and notes are shown net of discounts/premiums in the amount of $4.4 million and $2.6 million, respectively.

(1)

Balances include the mortgage notes secured by Dulles Business Park, a property which held for sale as of September 30, 2011, and has been reclassified to “Other liabilities related to properties sold or held for sale.” We repaid this mortgage note on October 7, 2011.

(2)

On December 1, 2009, we borrowed $100.0 million on our lines of credit in order to prepay a $100.0 million term loan. From February 20, 2010 through June 30, 2011, an interest rate swap effectively fixed the interest rate at 2.525%. From July 1, 2011 through November 1, 2011, the interest rate swap effectively fixes the interest rate at 2.845%.

	Future Maturities of Debt
Year	Secured Debt		Unsecured Debt	Credit Facilities	Total Debt	Average Interest Rate
2011	$18,952	(1)	$—	—	$18,952	4.8%
2012	27,000		50,000	74,000	151,000	3.7%
2013	87,580		60,000	—	147,580	5.4%
2014	3,724		100,000	119,000	222,724	3.6%
2015	22,390		150,000	—	172,390	5.3%
2016	134,943		—	—	134,943	5.7%
2017	104,953		—	—	104,953	7.2%
2018	3,277		—	—	3,277	5.1%
2019	34,060		—	—	34,060	5.3%
2020	2,818		250,000	—	252,818	5.1%
2021	2,997		—	—	2,997	5.1%
Thereafter	8,443		50,000	—	58,443	7.0%

Total maturities	$451,137		$660,000	$193,000	$1,304,137	5.1%

Weighted average maturity = 5.0 years

(1)	WRIT prepaid the remaining principal on the Dulles Business Park mortgages subsequent to the end of Q3 2011.

	Unsecured Notes Payable		Unsecured Line of Credit #1 ($75.0 million)		Unsecured Line of Credit #2 ($400.0 million)
	Quarter Ended September 30, 2011	Covenant	Quarter Ended September 30, 2011	Covenant	Quarter Ended September 30, 2011	Covenant
% of Total Indebtedness to Total Assets(1)	43.7%	≤ 65.0%	N/A	N/A	N/A	N/A
Ratio of Income Available for Debt Service to Annual Debt Service	2.9	≥ 1.5	N/A	N/A	N/A	N/A
% of Secured Indebtedness to Total Assets(1)	14.6%	≤ 40.0%	N/A	N/A	N/A	N/A
Ratio of Total Unencumbered Assets(2) to Total Unsecured Indebtedness	2.5	≥ 1.5	N/A	N/A	N/A	N/A
Tangible Net Worth(3)	N/A	N/A	$1.1 billion	≥ $808.6 million	$820.6 million	≥ $671.9 million
% of Total Liabilities to Gross Asset Value(5)	N/A	N/A	53.6%	≤ 60.0%	52.1%	≤ 60.0%
% of Secured Indebtedness to Gross Asset Value(5)	N/A	N/A	16.7%	≤ 35.0%	16.2%	≤ 35.0%
Ratio of EBITDA(4) to Fixed Charges(6)	N/A	N/A	2.59	≥ 1.75	2.59	≥ 1.50
Ratio of Unencumbered Pool Value(8) to Unsecured Indebtedness	N/A	N/A	2.44	≥ 1.67	2.41	≥ 1.67
Ratio of Unencumbered Net Operating Income to Unsecured Interest Expense	N/A	N/A	N/A	N/A	3.43	≥ 2.00
% of Development in Progress to Gross Asset Value(5)	N/A	N/A	1.5%	≤ 30.0%	N/A	N/A
% of Non-Wholly Owned Assets(7) to Gross Asset Value(5)	N/A	N/A	1.8%	≤ 15.0%	N/A	N/A
Ratio of Investments(9) to Gross Asset Value(5)	N/A	N/A	N/A	N/A	1.5%	≤ 15.0%

(1)

Total Assets is calculated by applying a capitalization rate of 7.50% to the EBITDA(4) from the last four consecutive quarters, excluding EBITDA from acquired, disposed, and non-stabilized development properties.

(2)

Total Unencumbered Assets is calculated by applying a capitalization rate of 7.50% to the EBITDA(4) from unencumbered properties from the last four consecutive quarters, excluding EBITDA from acquired, disposed, and non-stabilized development properties.

(3)	Tangible Net Worth is defined as shareholders equity less accumulated depreciation at the commitment start date plus current accumulated depreciation.
(4)	EBITDA is defined in our debt covenants as earnings before minority interests, depreciation, amortization, interest expense, income tax expense, and extraordinary and nonrecurring gains and losses.
(5)

Gross Asset Value is calculated by applying a capitalization rate to the annualized EBITDA(4) from the most recently ended quarter, excluding EBITDA from disposed properties and current quarter acquisitions. To this amount, the purchase price of current quarter acquisitions, cash and cash equivalents and development in progress is added.

(6)	Fixed Charges consist of interest expense, principal payments, ground lease payments and replacement reserve payments.
(7)

Non-Wholly Owned Assets is calculated by applying a capitalization rate of 7.50% to the EBITDA(4) from properties subject to a joint operating agreement (i.e. NVIP I&II). We add to this amount the development in progress subject to a joint operating agreement (i.e. 4661 Kenmore Avenue).

(8)

Unencumbered Pool Value is calculated by applying a capitalization rate of 7.75% to the net operating income from unencumbered properties owned for the entire quarter. To this we add the purchase price of unencumbered acquisitions during the current quarter and, for Unsecured Line of Credit #1 only, development in progress.

(9)	Investments is defined as development in progress, including land held for development, plus budgeted development costs upon commencement of construction, if any.

	9/30/2011	6/30/2011	3/31/2011	12/31/2010	9/30/2010
Market Data

Shares Outstanding	66,066	66,017	65,941	65,870	64,093
Market Price per Share	$28.18	$32.52	$31.09	$30.99	$31.73
Equity Market Capitalization	$1,861,740	$2,146,873	$2,050,106	$2,041,311	$2,033,671

Total Debt (1)	$1,297,093	$1,283,403	$1,293,025	$1,233,758	$1,411,310

Total Market Capitalization	$3,158,833	$3,430,276	$3,343,131	$3,275,069	$3,444,981

Total Debt to Market Capitalization	0.41:1	0.37:1	0.39:1	0.38:1	0.41:1

Earnings to Fixed Charges(2)	1.1x	1.3x	1.1x	0.6x	1.2x
Debt Service Coverage Ratio(3)	2.7x	2.8x	2.6x	2.5x	2.7x

Dividend Data

Total Dividends Paid	$28,641	$28,621	$28,587	$28,438	$27,485
Common Dividend per Share	$0.43	$0.43	$0.43	$0.43	$0.43
Payout Ratio (Core FFO per share basis)	90.4%	85.0%	88.5%	90.4%	88.3%
Payout Ratio (Core FAD per share basis)	114.1%	98.6%	100.9%	127.6%	108.1%
Payout Ratio (FAD per share basis)	120.5%	100.9%	108.4%	180.7%	108.1%

(1)

“Total Debt” balance includes a $17.8 million mortgage notes payable secured by Dulles Business Park, that has been reclassified to “Other liabilities related to properties sold or held for sale”. We repaid this mortgage note on October 7, 2011.

(2)

The ratio of earnings to fixed charges is computed by dividing earnings by fixed charges. For this purpose, earnings consist of income from continuing operations attributable to the controlling interests plus fixed charges, less capitalized interest. Fixed charges consist of interest expense, including amortized costs of debt issuance, plus interest costs capitalized.

(3)	Debt service coverage ratio is computed by dividing Adjusted EBITDA (see page 7) by interest expense and principal amortization.

	Third Quarter(1)		Year to Date(2)
	NOI Growth	Rental Rate Growth	NOI Growth	Rental Rate Growth
Cash Basis:
Multifamily	1.2%	4.4%	6.9%	3.8%
Office Buildings	4.4%	2.0%	2.1%	2.2%
Medical Office Buildings	1.4%	3.1%	1.2%	3.3%
Retail Centers	(3.2)%	1.0%	(3.6)%	1.1%

Overall Same-Store Portfolio	1.9%	2.5%	1.7%	2.5%

	Third Quarter(1)		Year to Date(2)
	NOI Growth	Rental Rate Growth	NOI Growth	Rental Rate Growth
GAAP Basis:
Multifamily	1.0%	4.3%	6.7%	3.8%
Office Buildings	1.3%	1.0%	(0.5)%	1.1%
Medical Office Buildings	2.4%	3.2%	1.8%	3.6%
Retail Centers	(3.4)%	0.9%	(3.5)%	1.2%

Overall Same-Store Portfolio	0.6%	2.0%	0.6%	2.1%

(1)	Non same-store properties were:

Acquisitions:

Office - 1140 Connecticut Avenue, 1227 25th Street, Braddock Metro Center and John Marshall II.

Retail - Gateway Overlook, Olney Village Center.

Medical Office - Lansdowne Medical Office Building.

Held for sale and sold properties:

Office - Dulles Station, Phase I.

Industrial/Office - Industrial Portfolio (see page 27 of this Supplement).

(2)	Non same-store properties were:

Acquisitions:

Office - Quantico Corporate Center, 1140 Connecticut Avenue, 1227 25th Street, Braddock Metro Center and John Marshall II.

Retail - Gateway Overlook, Olney Village Center.

Medical Office - Lansdowne Medical Office Building.

Held for sale and sold properties:

Office - Parklawn Plaza, Lexington, Saratoga, Ridges, and Dulles Station, Phase I.

Industrial/Office - Charleston, Ammendale I & II, Amvax, and the Industrial Portfolio (see page 27 of this Supplement).

	Three Months Ended September 30,
	2011	2010	% Change

Cash Basis:
Multifamily	$7,519	$7,432	1.2%
Office Buildings	20,108	19,261	4.4%
Medical Office Buildings	7,376	7,272	1.4%
Retail Centers	7,455	7,698	(3.2)%

	$42,458	$41,663	1.9%

GAAP Basis:
Multifamily	$7,714	$7,636	1.0%
Office Buildings	20,558	20,289	1.3%
Medical Office Buildings	7,658	7,480	2.4%
Retail Centers	7,570	7,837	(3.4)%

	$43,500	$43,242	0.6%

	Three Months Ended September 30, 2011
	Multifamily	Office	Medical Office	Retail	Industrial/Flex	Corporate and Other	Total
Real estate rental revenue
Same-store portfolio	$12,871	$31,306	$11,167	$10,139	$—	—	$65,483
Non same-store - acquired and in development(1)	—	3,903	184	2,361	—	—	6,448

Total	12,871	35,209	11,351	12,500	—	—	71,931

Real estate expenses
Same-store portfolio	5,157	10,748	3,509	2,569	—	—	21,983
Non same-store - acquired and in development(1)	—	1,442	147	498	—	—	2,087

Total	5,157	12,190	3,656	3,067	—	—	24,070

Net Operating Income (NOI)
Same-store portfolio	7,714	20,558	7,658	7,570	—	—	43,500
Non same-store - acquired and in development(1)	—	2,461	37	1,863	—	—	4,361

Total	$7,714	$23,019	$7,695	$9,433	$—	—	$47,861

Same-store portfolio NOI GAAP basis (from above)	$7,714	$20,558	$7,658	$7,570	$—	—	$43,500
Straight-line revenue, net for same-store properties	(3)	(295)	(196)	(57)	—	—	(551)
FAS 141 Min Rent	(192)	(274)	(96)	(77)	—	—	(639)
Amortization of lease intangibles for same-store properties	—	119	10	19	—	—	148

Same-store portfolio NOI, cash basis	$7,519	$20,108	$7,376	$7,455	$—	—	$42,458

Reconciliation of NOI to net income
Total NOI	$7,714	$23,019	$7,695	$9,433	$—	—	$47,861
Other income	—	—	—	—	—	270	270
Acquisition costs	—	—	—	—	—	(1,600)	(1,600)
Interest expense	(1,719)	(2,405)	(1,251)	(420)	—	(10,713)	(16,508)
Depreciation and amortization	(3,175)	(12,772)	(3,828)	(3,170)	—	(534)	(23,479)
General and administrative	—	—	—	—	—	(3,837)	(3,837)
Discontinued operations(2)	—	330	—	—	3,325	—	3,655
Income tax benefit (expense)	—	—	—	—	—	35	35
Gain on sale of real estate	—	—	—	—	—	56,639	56,639

Net Income	2,820	8,172	2,616	5,843	3,325	40,260	63,036
Net income attributable to noncontrolling interests	—	—	—	—	—	(28)	(28)

Net income attributable to the controlling interests	$2,820	$8,172	$2,616	$5,843	$3,325	$40,232	$63,008

(1)	Non same-store properties were:

Acquisitions:

Office - 1140 Connecticut Avenue, 1227 25th Street, Braddock Metro Center and John Marshall II.

Retail - Gateway Overlook.

Medical Office - Lansdowne Medical Office Building.

(2)	Discontinued operations included the following held for sale and sold properties:

Office - Dulles Station, Phase I.

Industrial/Office - Industrial Portfolio (see page 27 of this Supplement).

	Three Months Ended September 30, 2010
	Multifamily	Office	Medical Office	Retail	Industrial/Flex	Corporate and Other	Total
Real estate rental revenue
Same-store portfolio	$12,434	$31,740	$10,979	$9,865	$—	—	$65,018
Non same-store - acquired and in development(1)	—	—	14	—	—	—	14

Total	12,434	31,740	10,993	9,865	—	—	65,032

Real estate expenses
Same-store portfolio	4,798	11,451	3,499	2,028	—	—	21,776
Non same-store - acquired and in development(1)	—	—	136	—	—	—	136

Total	4,798	11,451	3,635	2,028	—	—	21,912

Net Operating Income (NOI)
Same-store portfolio	7,636	20,289	7,480	7,837	—	—	43,242
Non same-store - acquired and in development(1)	—	—	(122)	—	—	—	(122)

Total	$7,636	$20,289	$7,358	$7,837	$—	—	$43,120

Same-store portfolio NOI GAAP basis (from above)	$7,636	$20,289	$7,480	$7,837	$—	—	$43,242
Straight-line revenue, net for same-store properties	(12)	(691)	(121)	(71)	—	—	(895)
FAS 141 Min Rent	(192)	(321)	(98)	(79)	—	—	(690)
Amortization of lease intangibles for same-store properties	—	(16)	11	11	—	—	6

Same-store portfolio NOI, cash basis	$7,432	$19,261	$7,272	$7,698	$—	—	$41,663

Reconciliation of NOI to net income
Total NOI	$7,636	$20,289	$7,358	$7,837	$—	—	$43,120
Other income	—	—	—	—	—	289	289
Acquisition costs	—	—	—	—	—	—	—
Interest expense	(1,726)	(2,278)	(1,354)	(324)	—	(11,035)	(16,717)
Depreciation and amortization	(3,435)	(10,894)	(3,804)	(1,771)	—	(320)	(20,224)
General and administrative	—	—	—	—	—	(3,141)	(3,141)
Loss on extinguishment of debt	—	—	—	—	—	(238)	(238)
Gain from non-disposal activities	—	—	—	—	—	4	4
Discontinued operations(2)	—	456	—	—	3,109	—	3,565
Gain on sale of real estate	—	—	—	—	—	—	—

Net income	2,475	7,573	2,200	5,742	3,109	(14,441)	6,658
Net income attributable to noncontrolling interests	—	—	—	—	—	(33)	(33)

Net income attributable to the controlling interests	$2,475	$7,573	$2,200	$5,742	$3,109	$(14,474)	$6,625

(1)	Non same-store properties were:

Acquisitions:

Medical Office - Lansdowne Medical Office Building.

(2)	Discontinued operations included the following held for sale and sold properties:

Office - Dulles Station, Phase I and the Ridges.

Industrial/Office - Ammendale I & II, Amvax and the Industrial Portfolio (see page 27 of this Supplement).

WRIT Portfolio

Maryland/Virginia/DC

	Percentage of Q3 2011 GAAP NOI	Percentage of YTD 2011 GAAP NOI
DC
Multifamily	4.0%	4.0%
Office	19.1%	19.8%
Medical Office	1.8%	1.9%
Retail	0.7%	0.7%

	25.6%	26.4%

Maryland
Multifamily	2.3%	2.5%
Office	12.6%	12.7%
Medical Office	4.5%	4.6%
Retail	12.9%	12.1%

	32.3%	31.9%

Virginia
Multifamily	9.8%	9.9%
Office	16.5%	15.9%
Medical Office	9.7%	9.9%
Retail	6.1%	6.0%

	42.1%	41.7%

Total Portfolio	100.0%	100.0%

WRIT Portfolio

Inside & Outside the Beltway

	Percentage of Q3 2011 GAAP NOI	Percentage of YTD 2011 GAAP NOI
Inside the Beltway
Multifamily	15.3%	15.5%
Office	26.8%	26.6%
Medical Office	3.2%	3.2%
Retail	6.8%	6.7%

	52.1%	52.0%

Outside the Beltway
Multifamily	0.8%	0.9%
Office	21.3%	21.8%
Medical Office	12.9%	13.2%
Retail	12.9%	12.1%

	47.9%	48.0%

Total Portfolio	100.0%	100.0%

	Physical Occupancy - Same-Store Properties (1)
Sector	9/30/2011	6/30/2011	3/31/2011	12/31/2010	9/30/2010

Multifamily	94.0%	95.6%	95.3%	95.7%	96.4%
Office Buildings	88.1%	88.4%	89.3%	89.4%	89.4%
Medical Office	91.3%	91.7%	93.5%	93.8%	93.3%
Retail Centers	91.8%	92.3%	92.2%	92.5%	92.2%
Industrial / Flex	—%	—%	—%	—%	—%

Overall Portfolio	90.7%	91.3%	91.8%	92.1%	92.1%

	Physical Occupancy - All Properties
Sector	9/30/2011	6/30/2011	3/31/2011	12/31/2010	9/30/2010

Multifamily	94.0%	95.6%	95.3%	95.7%	96.4%
Office Buildings	88.6%	88.1%	89.1%	89.4%	89.6%
Medical Office	87.2%	87.3%	88.3%	88.5%	87.8%
Retail Centers	92.3%	92.0%	92.0%	92.1%	92.2%
Industrial / Flex	75.4%	78.4%	80.2%	78.6%	79.5%

Overall Portfolio	89.0%	87.7%	88.5%	88.3%	88.4%

(1)	Non same-store properties were:

Acquisitions:

Office - 1140 Connecticut Avenue, 1227 25th Street, Braddock Metro Center and John Marshall II.

Retail - Gateway Overlook, Olney Village Center.

Medical Office - Lansdowne Medical Office Building.

Held for sale and sold properties:

Office - Dulles Station, Phase I and the Ridges.

Industrial/Office - Ammendale I & II, Amvax and the Industrial Portfolio (see page 27 of this Supplement).

	Economic Occupancy - Same-Store Properties(1)
Sector	9/30/2011	6/30/2011	3/31/2011	12/31/2010	9/30/2010

Multifamily	94.1%	94.9%	94.8%	95.5%	95.6%
Office Buildings	89.2%	90.2%	90.3%	89.7%	89.9%
Medical Office Buildings	92.8%	94.0%	94.2%	94.5%	94.8%
Retail Centers	92.0%	92.3%	92.3%	91.4%	91.7%
Industrial / Flex	—%	—%	—%	—%	—%

Overall Portfolio	91.2%	92.1%	92.1%	91.9%	92.1%

	Economic Occupancy - All Properties
Sector	9/30/2011	6/30/2011	3/31/2011	12/31/2010	9/30/2010

Multifamily	94.1%	94.9%	94.8%	95.5%	95.6%
Office Buildings	88.5%	89.7%	90.7%	90.0%	90.1%
Medical Office Buildings	89.9%	90.5%	90.5%	90.3%	90.3%
Retail Centers	92.3%	92.3%	92.0%	91.4%	91.7%
Industrial / Flex	80.8%	81.9%	81.4%	81.9%	83.0%

Overall Portfolio	89.5%	90.2%	90.5%	90.2%	90.3%

(1)	Non same-store properties were:

Acquisitions:

Office - 1140 Connecticut Avenue, 1227 25th Street, Braddock Metro Center and John Marshall II.

Retail - Gateway Overlook, Olney Village Center.

Medical Office - Lansdowne Medical Office Building.

Held for sale and sold properties:

Office - Dulles Station, Phase I and the Ridges.

Industrial/Office - Ammendale I & II, Amvax and the Industrial Portfolio (see page 27 of this Supplement).

	3rd Quarter 2011	2nd Quarter 2011	1st Quarter 2011	4th Quarter 2010	3rd Quarter 2010
Gross Leasing Square Footage

Office Buildings	152,900	160,318	138,083	125,367	103,428
Medical Office Buildings	29,070	61,374	43,355	7,136	70,426
Retail Centers	59,910	38,482	78,669	97,055	52,501

Total	241,880	260,174	260,107	229,558	226,355

Weighted Average Term (yrs)

Office Buildings	4.3	7.5	3.6	5.4	4.4
Medical Office Buildings	4.9	5.5	6.0	3.9	5.4
Retail Centers	5.9	8.2	4.5	8.4	6.5

Total	4.7	7.1	4.3	6.6	5.2

	GAAP	CASH	GAAP	CASH	GAAP	CASH	GAAP	CASH	GAAP	CASH
Rental Rate Increases:
Rate on expiring leases

Office Buildings	$36.04	$37.87	$25.59	$26.66	$31.41	$32.26	$28.72	$30.30	$27.63	$28.50
Medical Office Buildings	34.63	36.79	30.74	32.36	32.91	34.90	35.53	37.37	30.40	32.62
Retail Centers	14.14	17.39	23.67	24.20	15.64	15.91	15.50	16.13	26.01	26.71

Total	$30.19	$32.41	$26.53	$27.65	$26.89	$27.76	$23.34	$24.53	$28.12	$29.36

Rate on new leases

Office Buildings	$39.53	$37.76	$29.06	$26.64	$30.97	$29.91	$31.39	$29.41	$28.32	$27.09
Medical Office Buildings	37.76	35.79	36.13	33.64	37.24	34.76	37.41	36.05	34.94	32.78
Retail Centers	18.56	21.96	25.88	24.34	16.48	16.30	21.79	20.41	30.57	29.36

Total	$33.71	$33.24	$30.25	$27.96	$27.63	$26.60	$27.52	$25.81	$30.90	$29.39

Percentage Increase

Office Buildings	9.69%	(0.30)%	13.58%	(0.10)%	(1.40)%	(7.30)%	9.31%	(2.93)%	2.48%	(4.93)%
Medical Office Buildings	9.04%	(2.70)%	17.51%	3.96%	13.14%	(0.41)%	5.28%	(3.53)%	14.95%	0.51%
Retail Centers	31.29%	26.25%	9.34%	0.60%	5.39%	2.42%	40.57%	26.50%	17.51%	9.91%

Total	11.66%	2.56%	14.06%	1.13%	2.76%	(4.17)%	17.90%	5.22%	9.90%	0.08%

	3rd Quarter 2011		2nd Quarter 2011		1st Quarter 2011		4th Quarter 2010		3rd Quarter 2010
	Total Dollars	Dollars per Square Foot	Total Dollars	Dollars per Square Foot	Total Dollars	Dollars per Square Foot	Total Dollars	Dollars per Square Foot	Total Dollars	Dollars per Square Foot
Tenant Improvements

Office Buildings	$2,067,782	$13.52	$3,019,025	$18.83	$535,261	$3.88	$2,461,268	$19.63	$1,296,474	$12.54

Medical Office Buildings	112,145	3.86	893,785	14.56	384,334	8.86	86,937	12.18	859,927	12.21

Retail Centers	1,424,151	23.77	265,135	6.89	—	—	288,110	2.97	22,500	0.43

Subtotal	$3,604,078	$14.90	$4,177,945	$16.06	$919,595	$3.54	$2,836,315	$12.36	$2,178,901	$9.63

Leasing Costs

Office Buildings	$1,596,565	$10.44	$2,189,912	$13.66	$582,007	$4.21	$1,478,762	$11.80	$771,853	$7.46

Medical Office Buildings	206,298	7.10	716,648	11.68	530,073	12.23	21,352	2.99	372,579	5.29

Retail Centers	504,673	8.42	269,557	7.00	77,260	0.98	416,203	4.29	120,544	2.30

Subtotal	$2,307,536	$9.54	$3,176,117	$12.21	$1,189,340	$4.57	$1,916,317	$8.35	$1,264,976	$5.59

Tenant Improvements and Leasing Costs

Office Buildings	$3,664,347	$23.96	$5,208,937	$32.49	$1,117,268	$8.09	$3,940,030	$31.43	$2,068,327	$20.00

Medical Office Buildings	318,443	10.96	1,610,433	26.24	914,407	21.09	108,289	15.17	1,232,506	17.50

Retail Centers	1,928,824	32.19	534,692	13.89	77,260	0.98	704,313	7.26	143,044	2.73

Total	$5,911,614	$24.44	$7,354,062	$28.27	$2,108,935	$8.11	$4,752,632	$20.71	$3,443,877	$15.22

Tenant	Number of Buildings	Weighted Average Remaining Lease Term in Months	Percentage of Aggregate Portfolio Annualized Rent	Aggregate Rentable Square Feet	Percentage of Aggregate Occupied Square Feet

World Bank	1	45	4.96%	210,354	2.86%
General Services Administration	6	35	3.04%	177,530	2.41%
Advisory Board Company	1	92	2.86%	180,925	2.46%
L-3 Services, Inc.	1	72	2.32%	147,468	2.00%
Booz Allen Hamilton, Inc.	1	52	2.27%	222,989	3.03%
Patton Boggs LLP	1	67	2.03%	110,566	1.50%
INOVA Health System	7	44	2.00%	113,174	1.54%
Sunrise Assisted Living, Inc.	1	24	1.63%	115,289	1.57%
Children’s Hospital	3	85	1.25%	77,858	1.06%
General Dynamics	2	33	1.17%	88,359	1.20%

Total/Weighted Average		55	23.53%	1,444,512	19.63%

Industry Classification (NAICS)	Annualized Base Rental Revenue	Percentage of Aggregate Annualized Rent	Aggregate Rentable Square Feet	Percentage of Aggregate Square Feet

Professional, Scientific, and Technical Services	$70,936,239	32.96%	2,309,557	31.11%
Ambulatory Health Care Services	39,130,938	18.18%	1,145,381	15.43%
Credit Intermediation and Related Activities	16,002,437	7.44%	315,901	4.26%
Executive, Legislative, and Other General Government Support	8,126,219	3.78%	296,620	4.00%
Food Services and Drinking Places	7,615,934	3.54%	247,274	3.33%
Religious, Grantmaking, Civic, Professional, and Similar Organizations	7,436,940	3.46%	216,227	2.91%
Food and Beverage Stores	5,471,508	2.54%	317,729	4.28%
Educational Services	4,781,622	2.22%	162,966	2.20%
Nursing and Residential Care Facilities	4,144,413	1.93%	117,500	1.58%
Miscellaneous Store Retailers	3,313,888	1.54%	180,823	2.44%
Health and Personal Care Stores	3,219,022	1.50%	99,307	1.34%
Clothing and Clothing Accessories Stores	3,173,125	1.47%	166,413	2.24%
Furniture and Home Furnishings Stores	3,131,393	1.46%	151,826	2.05%
Broadcasting (except Internet)	3,002,952	1.40%	86,333	1.16%
Administrative and Support Services	2,790,659	1.30%	85,687	1.15%
Electronics and Appliance Stores	2,546,306	1.18%	157,155	2.12%
Personal and Laundry Services	2,482,855	1.15%	83,191	1.12%
Hospitals	2,441,411	1.13%	70,909	0.96%
Sporting Goods, Hobby, Book, and Music Stores	2,432,301	1.13%	156,134	2.10%
Real Estate	1,723,959	0.80%	60,495	0.82%
General Merchandise Stores	1,672,527	0.78%	209,452	2.82%
Amusement, Gambling, and Recreation Industries	1,224,485	0.57%	75,446	1.02%
Transportation Equipment Manufacturing	1,211,231	0.56%	39,989	0.54%
Computer and Electronic Product Manufacturing	1,144,504	0.53%	40,684	0.55%
Printing and Related Support Activities	1,115,972	0.52%	48,775	0.66%
Insurance Carriers and Related Activities	1,014,707	0.47%	38,181	0.51%
Management of Companies and Enterprises	963,518	0.45%	45,864	0.62%
Securities, Commodity Contracts, Other Financial Investments & Related Activities	856,417	0.40%	32,893	0.44%
Publishing Industries (except Internet)	758,589	0.35%	24,415	0.33%
Merchant Wholesalers, Durable Goods	622,499	0.29%	38,619	0.52%

Building Material and Garden Equipment and Supplies Dealers	546,917	0.25%	28,059	0.38%
Other	10,183,858	4.72%	374,735	5.01%

Total	$215,219,345	100.00%	7,424,540	100.00%

Year	Number of Leases	Rentable Square Feet	Percent of Rentable Square Feet	Annualized Rent *	Average Rental Rate	Percent of Annualized Rent *
Office:
2011	36	196,957	4.66%	$6,350,812	$32.24	4.17%
2012	101	444,718	10.52%	14,489,160	32.58	9.52%
2013	90	470,914	11.14%	15,109,944	32.09	9.93%
2014	89	753,110	17.82%	26,007,477	34.53	17.09%
2015	73	524,483	12.41%	21,670,615	41.32	14.24%
2016 and thereafter	190	1,836,220	43.45%	68,519,990	37.32	45.05%

	579	4,226,402	100.00%	$152,147,998	$36.00	100.00%

Medical Office:
2011	15	28,849	2.54%	$1,009,190	$34.98	2.25%
2012	52	176,279	15.51%	6,477,693	36.75	14.47%
2013	58	174,273	15.34%	6,152,384	35.30	13.75%
2014	44	125,241	11.02%	4,869,724	38.88	10.88%
2015	29	97,754	8.60%	3,708,132	37.93	8.29%
2016 and thereafter	132	533,845	46.99%	22,538,378	42.22	50.36%

	330	1,136,241	100.00%	$44,755,501	$39.39	100.00%

Retail:
2011	14	27,871	1.32%	$675,725	$24.24	1.47%
2012	69	205,415	9.76%	4,866,927	23.69	10.61%
2013	45	409,929	19.49%	6,322,461	15.42	13.79%
2014	31	132,065	6.28%	2,939,371	22.26	6.41%
2015	36	310,133	14.74%	6,126,247	19.75	13.36%
2016 and thereafter	112	1,018,364	48.41%	24,935,521	24.49	54.36%

	307	2,103,777	100.00%	$45,866,252	$21.80	100.00%

Total:
2011	65	253,677	3.40%	$8,035,727	$31.68	3.31%
2012	222	826,412	11.07%	25,833,780	31.26	10.64%
2013	193	1,055,116	14.13%	27,584,789	26.14	11.36%
2014	164	1,010,416	13.53%	33,816,572	33.47	13.93%
2015	138	932,370	12.49%	31,504,994	33.79	12.98%
2016 and thereafter	434	3,388,429	45.38%	115,993,889	34.23	47.78%

	1,216	7,466,420	100.00%	$242,769,751	$32.51	100.00%

Note: Lease expiration data exclude properties classified as sold or held for sale.

*	Annualized Rent is equal to the rental rate effective at lease expiration (cash basis) multiplied by 12.

Acquisition Summary

		Acquisition Date	Square Feet	Leased Percentage at Acquisition	9/30/2011 Leased Percentage	Investment
1140 Connecticut Avenue	Washington, DC	January 11, 2011	184,000	99%	89%	$80,250
1227 25th Street	Washington, DC	March 30, 2011	130,000	72%	72%	47,000
650 North Glebe Road (1)	Arlington, Virginia	June 15, 2011	land for development	N/A	N/A	11,800
Olney Village Center	Olney, Maryland	August 30, 2011	199,000	99%	100%	58,000
Braddock Metro Center	Alexandria, Virginia	September 13, 2011	345,000	92%	92%	101,000
John Marshall II	Tysons Corner, Virginia	September 15, 2011	223,000	100%	100%	73,500

		Total	1,081,000			$371,550

Disposition Summary

		Disposition Date	Property Type	Square Feet	Contract Sales Price	GAAP Gain
Dulles Station, Phase I	Herndon, VA	April 5, 2011	Office	180,000	$58,800	$—
Industrial Portfolio, Phase I(2)	Various locations	September 1, 2011	Industrial/ Office	2,000,000	$235,800	$56,639

				2,180,000	$294,600	$56,639

(1)	Acquisition of 37,000 square feet of land in a joint venture to develop a six story, 150 unit apartment community. WRIT is a 90% owner of the joint venture.
(2)

The Industrial Portfolio consists of every industrial property, as well as two office properties, the Crescent and Albemarle Point. We are executing the sale in three phases. Phase I of the Industrial Portfolio sale consists of industrial properties (8880 Gorman Road, Dulles South IV, Fullerton Business Center, Hampton Overlook, Alban Business Center, Pickett Industrial Park, Northern Virginia Industrial Park I, 270 Technology Park, Fullerton Industrial Center, Sully Square, 9950 Business Parkway, Hampton South and 8900 Telegraph Road) and two office properties (Crescent and Albemarle Point). On October 3, 2011 we closed on Phase II of the sale, consisting of Northern Virginia Industrial Park II. We expect to close on Phase III of the sale on November 1, 2011, consisting of 6100 Columbia Park Road and Dulles Business Park.

PROPERTIES	LOCATION	YEAR ACQUIRED	YEAR CONSTRUCTED	NET RENTABLE SQUARE FEET*

Office Buildings
1901 Pennsylvania Avenue	Washington, DC	1977	1960	97,000
51 Monroe Street	Rockville, MD	1979	1975	210,000
515 King Street	Alexandria, VA	1992	1966	76,000
6110 Executive Boulevard	Rockville, MD	1995	1971	198,000
1220 19th Street	Washington, DC	1995	1976	102,000
1600 Wilson Boulevard	Arlington, VA	1997	1973	166,000
7900 Westpark Drive	McLean, VA	1997	1972/1986/1999	523,000
600 Jefferson Plaza	Rockville, MD	1999	1985	112,000
1700 Research Boulevard	Rockville, MD	1999	1982	101,000
Wayne Plaza	Silver Spring, MD	2000	1970	91,000
Courthouse Square	Alexandria, VA	2000	1979	113,000
One Central Plaza	Rockville, MD	2001	1974	267,000
The Atrium Building	Rockville, MD	2002	1980	80,000
1776 G Street	Washington, DC	2003	1979	263,000
6565 Arlington Boulevard	Falls Church, VA	2006	1967/1998	132,000
West Gude Drive	Rockville, MD	2006	1984/1986/1988	276,000
Monument II	Herndon, VA	2007	2000	205,000
Woodholme Center	Pikesville, MD	2007	1989	73,000
2000 M Street	Washington, DC	2007	1971	227,000
2445 M Street	Washington, DC	2008	1986	290,000
925 Corporate Drive	Stafford, VA	2010	2007	135,000
1000 Corporate Drive	Stafford, VA	2010	2009	136,000
1140 Connecticut Avenue	Washington, DC	2011	1966	184,000
1227 25th Street	Washington, DC	2011	1988	130,000
Braddock Metro Center	Alexandria, VA	2011	1985	345,000
John Marshall II	Tysons Corner, VA	2011	1996/2010	223,000

Subtotal				4,755,000

Medical Office Buildings
Woodburn Medical Park I	Annandale, VA	1998	1984	71,000
Woodburn Medical Park II	Annandale, VA	1998	1988	96,000
Prosperity Medical Center I	Merrifield, VA	2003	2000	92,000
Prosperity Medical Center II	Merrifield, VA	2003	2001	88,000
Prosperity Medical Center III	Merrifield, VA	2003	2002	75,000
Shady Grove Medical Village II	Rockville, MD	2004	1999	66,000
8301 Arlington Boulevard	Fairfax, VA	2004	1965	49,000
Alexandria Professional Center	Alexandria, VA	2006	1968	113,000
9707 Medical Center Drive	Rockville, MD	2006	1994	38,000
15001 Shady Grove Road	Rockville, MD	2006	1999	51,000
Plumtree Medical Center	Bel Air, MD	2006	1991	33,000
15005 Shady Grove Road	Rockville, MD	2006	2002	52,000
2440 M Street	Washington, DC	2007	1986/2006	110,000
Woodholme Medical Office Building	Pikesville, MD	2007	1996	125,000
Ashburn Office Park	Ashburn, VA	2007	1998/2000/2002	75,000
CentreMed I & II	Centreville, VA	2007	1998	52,000
Sterling Medical Office Building	Sterling, VA	2008	1986/2000	36,000
Lansdowne Medical Office Building	Leesburg, VA	2009	2009	87,000

Subtotal				1,309,000

PROPERTIES	LOCATION	YEAR ACQUIRED	YEAR CONSTRUCTED	NET RENTABLE SQUARE FEET*

Retail Centers
Takoma Park	Takoma Park, MD	1963	1962	51,000
Westminster	Westminster, MD	1972	1969	151,000
Concord Centre	Springfield, VA	1973	1960	76,000
Wheaton Park	Wheaton, MD	1977	1967	72,000
Bradlee	Alexandria, VA	1984	1955	168,000
Chevy Chase Metro Plaza	Washington, DC	1985	1975	49,000
Montgomery Village Center	Gaithersburg, MD	1992	1969	198,000
Shoppes of Foxchase (1)	Alexandria, VA	1994	1960	134,000
Frederick County Square	Frederick, MD	1995	1973	227,000
800 S. Washington Street	Alexandria, VA	1998/2003	1955/1959	44,000
Centre at Hagerstown	Hagerstown, MD	2002	2000	332,000
Frederick Crossing	Frederick, MD	2005	1999/2003	295,000
Randolph Shopping Center	Rockville, MD	2006	1972	82,000
Montrose Shopping Center	Rockville, MD	2006	1970	143,000
Gateway Overlook	Columbia, MD	2010	2007	223,000
Olney Village Center	Olney, MD	2011	1979/2003	199,000

Subtotal				2,444,000

Multifamily Buildings * / # units
3801 Connecticut Avenue / 308	Washington, DC	1963	1951	179,000
Roosevelt Towers / 191	Falls Church, VA	1965	1964	170,000
Country Club Towers / 227	Arlington, VA	1969	1965	163,000
Park Adams / 200	Arlington, VA	1969	1959	173,000
Munson Hill Towers / 279	Falls Church, VA	1970	1963	259,000
The Ashby at McLean / 256	McLean, VA	1996	1982	252,000
Walker House Apartments / 212	Gaithersburg, MD	1996	1971/2003 (2)	159,000
Bethesda Hill Apartments / 195	Bethesda, MD	1997	1986	226,000
Bennett Park / 224	Arlington, VA	2007	2007	214,000
Clayborne / 74	Alexandria, VA	2008	2008	60,000
Kenmore Apartments / 374	Washington, DC	2008	1948	270,000

Subtotal (2,540 units)				2,125,000

Industrial Distribution / Flex Properties
Northern Virginia Industrial Park II	Lorton, VA	1998	1968/1991	570,000
Dulles Business Park	Chantilly, VA	2004/2005	1999-2005	324,000
6100 Columbia Park Road	Landover, MD	2008	1969	150,000

Subtotal				1,044,000

TOTAL				11,677,000

*	Multifamily buildings are presented in gross square feet.
(1)	Development on approximately 60,000 square feet of the center was completed in December 2006.
(2)	A 16 unit addition referred to as The Gardens at Walker House was completed in October 2003.

Adjusted EBITDA (a non-GAAP measure) is earnings attributable to the controlling interest before interest expense, taxes, depreciation, amortization, real estate impairment, gain on sale of real estate, gain/loss on extinguishment of debt and gain/loss from non-disposal activities.

Annualized base rent (“ABR”) is calculated as monthly base rent (cash basis) per the lease, as of the reporting period, multiplied by 12.

Debt service coverage ratio is computed by dividing earnings attributable to the controlling interest before interest expense, taxes, depreciation, amortization, real estate impairment, gain on sale of real estate, gain/loss on extinguishment of debt and gain/loss from non-disposal activities by interest expense (including interest expense from discontinued operations) and principal amortization.

Debt to total market capitalization is total debt from the balance sheet divided by the sum of total debt from the balance sheet plus the market value of shares outstanding at the end of the period.

Earnings to fixed charges ratio is computed by dividing earnings attributable to the controlling interest by fixed charges. For this purpose, earnings consist of income from continuing operations (or net income if there are no discontinued operations) plus fixed charges, less capitalized interest. Fixed charges consist of interest expense (excluding interest expense from discontinued operations), including amortized costs of debt issuance, plus interest costs capitalized.

Economic occupancy is calculated as actual real estate rental revenue recognized for the period indicated as a percentage of gross potential real estate rental revenue for that period. We determine gross potential real estate rental revenue by valuing occupied units or square footage at contract rates and vacant units or square footage at market rates for comparable properties. We do not consider percentage rents and expense reimbursements in computing economic occupancy percentages.

Funds from operations (“FFO”) is defined by The National Association of Real Estate Investment Trusts, Inc. (“NAREIT”) in an April, 2002 White Paper as net income (computed in accordance with generally accepted accounting principles (“GAAP”)) excluding gains (or losses) associated with sales of property plus real estate depreciation and amortization. We consider FFO to be a standard supplemental measure for equity real estate investment trusts (“REITs”) because it facilitates an understanding of the operating performance of our properties without giving effect to real estate depreciation and amortization, which historically assumes that the value of real estate assets diminishes predictably over time. Since real estate values have instead historically risen or fallen with market conditions, we believe that FFO more accurately provides investors an indication of our ability to incur and service debt, make capital expenditures and fund other needs. FFO is a non-GAAP measure.

Core Funds From Operations (“Core FFO”) is calculated by adjusting FFO for the following items (which we believe are not indicative of the performance of WRIT’s operating portfolio and affect the comparative measurement of WRIT’s operating performance over time): (1) gains or losses on extinguishment of debt, (2) costs related to the acquisition of properties and (3) property impairments, as appropriate. These items can vary greatly from period to period, depending upon the volume of our acquisition activity and debt retirements, among other factors. We believe that by excluding these items, Core FFO serves as a useful, supplementary measure of WRIT’s ability to incur and service debt, and distribute dividends to its shareholders. Core FFO is a non-GAAP and non-standardized measure, and may be calculated differently by other REITs.

Funds Available for Distribution (“FAD”) is calculated by subtracting from FFO (1) recurring expenditures, tenant improvements and leasing costs, that are capitalized and amortized and are necessary to maintain our properties and revenue stream and (2) straight line rents, then adding (3) non-real estate depreciation and amortization, (4) non-cash fair value interest expense and (5) amortization of restricted share compensation, then adding or subtracting the (6) amortization of lease intangibles , (7) real estate impairment and (8) non-cash gain/loss on extinguishment of debt, as appropriate. FAD is included herein, because we consider it to be a measure of a REIT’s ability to incur and service debt and to distribute dividends to its shareholders. FAD is a non-GAAP and non-standardized measure, and may be calculated differently by other REITs.

Core Funds Available for Distribution (“Core FAD”) is calculated by adjusting FAD for the following items (which we believe are not indicative of the performance of WRIT’s operating portfolio and affect the comparative measurement of WRIT’s operating performance over time): (1) gains or losses on extinguishment of debt, (2) costs related to the acquisition of properties and (3) property impairments, as appropriate. These items can vary greatly from period to period, depending upon the volume of our acquisition activity and debt retirements, among other factors. We believe that by excluding these items, Core FFO serves as a useful, supplementary measure of WRIT’s ability to incur and service debt, and distribute dividends to its shareholders. Core FFO is a non-GAAP and non-standardized measure, and may be calculated differently by other REITs.

The Industrial Portfolio consists of every industrial property, as well as two office properties, the Crescent and Albemarle Point. We are executing the sale in three phases. Phase I of the Industrial Portfolio sale consists of industrial properties (8880 Gorman Road, Dulles South IV, Fullerton Business Center, Hampton Overlook, Alban Business Center, Pickett Industrial Park, Northern Virginia Industrial Park I, 270 Technology Park, Fullerton Industrial Center, Sully Square, 9950 Business Parkway, Hampton South and 8900 Telegraph Road) and two office properties (Crescent and Albemarle Point). On October 3, 2011 we closed on Phase II of the Industrial Portfolio sale, consisting of Northern Virginia Industrial Park II. We expect to close on Phase III of the Industrial Portfolio sale on November 1, 2011, consisting of 6100 Columbia Park Road and Dulles Business Park.

Physical occupancy is calculated as occupied square footage as a percentage of total square footage as of the last day of that period.

Recurring capital expenditures represent non-accretive building improvements and leasing costs required to maintain current revenues. Recurring capital expenditures do not include acquisition capital that was taken into consideration when underwriting the purchase of a building or which are incurred to bring a building up to “operating standard.”

Rent increases on renewals and rollovers are calculated as the difference, weighted by square feet, of the net ABR due the first month after a term commencement date and the net ABR due the last month prior to the termination date of the former tenant’s term.

Same-store portfolio properties include all properties that were owned for the entirety of the current and prior year reporting periods.

Same-store portfolio net operating income (NOI) growth is the change in the NOI of the same-store portfolio properties from the prior reporting period to the current reporting period.